Exhibit 99.1
FINANCIAL SUPPLEMENT
Retail Financial Services
2009 and 2008

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Summary of Revisions	3

Business Detail
Retal Financial Services	4 - 5
Retail Banking	6
Mortgage Banking & Other Consumer Lending	7 - 8
Real Estate Portfolios	9 - 10

JPMORGAN CHASE & CO.
Revised Financial Disclosure
JPMorgan Chase & Co. (the “Firm”) has revised certain of its financial disclosures of the Retail Financial Services (“RFS”) business segment. Previously, RFS was reported as: Retail Banking and Consumer Lending. Commencing January 1, 2010, RFS is presenting Consumer Lending for reporting purposes as: (1) Mortgage Banking & Other Consumer Lending, and (2) Real Estate Portfolios. Mortgage Banking & Other Consumer Lending comprises mortgage production and servicing, auto finance, and student and other lending activities. Real Estate Portfolios comprises residential mortgages and home equity loans, including the purchased credit-impaired portfolio acquired in the Washington Mutual transaction. Retail Banking, which includes branch banking and business banking activities, is not affected by these revisions. This presentation will be reflected in the Firm’s financial reports and disclosures commencing with its report of financial results for the first quarter of 2010.
The chart below provides a mapping of RFS’s prior reporting to the current presentation.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$972	$1,046	$1,003	$948	$1,050	$538	$497	$461	$3,969	$2,546
Asset management, administration and commissions	406	408	425	435	412	346	375	377	1,674	1,510
Mortgage fees and related income	481	873	807	1,633	1,962	438	696	525	3,794	3,621
Credit card income	441	416	411	367	367	204	194	174	1,635	939
Other income	299	321	294	214	183	206	198	152	1,128	739

Noninterest revenue	2,599	3,064	2,940	3,597	3,974	1,732	1,960	1,689	12,200	9,355
Net interest income	5,070	5,154	5,030	5,238	4,710	3,231	3,150	3,074	20,492	14,165

TOTAL NET REVENUE	7,669	8,218	7,970	8,835	8,684	4,963	5,110	4,763	32,692	23,520

Provision for credit losses	4,229	3,988	3,846	3,877	3,576	2,056	1,585	2,688	15,940	9,905

NONINTEREST EXPENSE
Compensation expense	1,722	1,728	1,631	1,631	1,604	1,120	1,184	1,160	6,712	5,068
Noncompensation expense	2,499	2,385	2,365	2,457	2,345	1,559	1,396	1,312	9,706	6,612
Amortization of intangibles	81	83	83	83	97	100	100	100	330	397

TOTAL NONINTEREST EXPENSE	4,302	4,196	4,079	4,171	4,046	2,779	2,680	2,572	16,748	12,077

Income/(loss) before income tax expense (benefit)	(862)	34	45	787	1,062	128	845	(497)	4	1,538
Income tax expense (benefit)	(463)	27	30	313	438	64	342	(186)	(93)	658

NET INCOME/(LOSS)	$(399)	$7	$15	$474	$624	$64	$503	$(311)	$97	$880

FINANCIAL RATIOS
ROE	(6)%	—%	—%	8%	10%	1%	12%	(7)%	—%	5%
Overhead ratio	56	51	51	47	47	56	52	54	51	51
Overhead ratio excluding core deposit intangibles (a)	55	50	50	46	45	54	51	52	50	50

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$387,269	$397,673	$399,916	$412,505	$419,831	$426,435	$265,845	$262,118	$387,269	$419,831
Loans:
Loans retained	340,332	346,765	353,934	364,220	368,786	371,153	223,047	218,489	340,332	368,786
Loans held-for-sale & loans at fair value (b)	14,612	14,303	13,192	12,529	9,996	10,223	16,282	18,000	14,612	9,996

Total loans	354,944	361,068	367,126	376,749	378,782	381,376	239,329	236,489	354,944	378,782
Deposits	357,463	361,046	371,241	380,140	360,451	353,660	223,121	230,854	357,463	360,451
Equity	25,000	25,000	25,000	25,000	25,000	25,000	17,000	17,000	25,000	25,000

SELECTED BALANCE SHEET DATA (Average)
Assets	$395,045	$401,620	$410,228	$423,472	$423,699	$265,367	$267,808	$260,013	$407,497	$304,442
Loans:
Loans retained	343,411	349,762	359,372	366,925	369,172	222,640	221,132	214,586	354,789	257,083
Loans held-for-sale & loans at fair value (b)	17,670	19,025	19,043	16,526	13,848	16,037	20,492	17,841	18,072	17,056

Total loans	361,081	368,787	378,415	383,451	383,020	238,677	241,624	232,427	372,861	274,139
Deposits	356,464	366,944	377,259	370,278	358,523	222,180	226,487	225,555	367,696	258,362
Equity	25,000	25,000	25,000	25,000	25,000	17,000	17,000	17,000	25,000	19,011

Headcount	108,971	106,951	103,733	100,677	102,007	101,826	69,550	70,095	108,971	102,007

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $80 million, $83 million, $82 million, $83 million, $97 million, $99 million, $99 million and $99 million for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively, and $328 million and $394 million for full year 2009 and 2008, respectively.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $12.5 billion, $12.8 billion, $11.3 billion, $8.9 billion, $8.0 billion, $8.6 billion, $14.1 billion and $13.5 billion at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. Average balances of these loans totaled $16.0 billion, $17.7 billion, $16.2 billion, $13.4 billion, $12.0 billion, $14.5 billion, $16.9 billion and $13.4 billion for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively, and $15.8 billion and $14.2 billion for full year 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,738	$2,550	$2,649	$2,176	$1,701	$1,326	$1,025	$825	$10,113	$4,877
Nonperforming loans:
Nonperforming loans retained	10,611	10,091	8,792	7,714	6,548	5,517	4,394	3,613	10,611	6,548
Nonperforming loans held-for-sale and loans at fair value	234	242	203	264	236	207	180	129	234	236

Total nonperforming loans (a) (b) (c)	10,845	10,333	8,995	7,978	6,784	5,724	4,574	3,742	10,845	6,784
Nonperforming assets (a) (b) (c)	12,098	11,883	10,554	9,846	9,077	8,085	5,333	4,359	12,098	9,077
Allowance for loan losses	14,776	13,286	11,832	10,619	8,918	7,517	5,062	4,496	14,776	8,918

Net charge-off rate (e)	3.16%	2.89%	2.96%	2.41%	1.83%	2.37%	1.86%	1.55%	2.85%	1.90%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	4.16	3.81	3.89	3.16	2.41	2.37	1.86	1.55	3.75	2.08
Allowance for loan losses to ending loans retained (e)	4.34	3.83	3.34	2.92	2.42	2.03	2.27	2.06	4.34	2.42
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d) (e)	5.09	4.63	4.41	3.84	3.19	2.56	2.27	2.06	5.09	3.19
Allowance for loan losses to nonperforming loans retained (a) (d) (e)	124	121	135	138	136	136	115	124	124	136
Nonperforming loans to total loans	3.06	2.86	2.45	2.12	1.79	1.50	1.91	1.58	3.06	1.79
Nonperforming loans to total loans excluding purchased credit-impaired loans	3.96	3.72	3.19	2.76	2.34	1.88	1.91	1.58	3.96	2.34

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $9.0 billion, $7.0 billion, $4.2 billion, $4.2 billion, $3.0 billion, $1.4 billion, $1.4 billion and $1.3 billion at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively; (2) real estate owned insured by U.S. government agencies of $579 million, $579 million, $508 million, $433 million, $364 million, $370 million, $490 million and $478 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $542 million, $511 million, $473 million, $433 million, $437 million, $405 million, $394 million and $418 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.6 billion and $1.1 billion was recorded for these loans at December 31, 2009 and September 30, 2009, respectively, which has also been excluded from applicable ratios. No allowance for loan losses was recorded as of June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008. To date, no charge-offs have been recorded for these loans.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and net charge-off rate.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
RETAIL BANKING
Noninterest revenue	$1,804	$1,844	$1,803	$1,718	$1,834	$1,089	$1,062	$966	$7,169	$4,951
Net interest income	2,716	2,732	2,719	2,614	2,687	1,756	1,671	1,545	10,781	7,659

Total net revenue	4,520	4,576	4,522	4,332	4,521	2,845	2,733	2,511	17,950	12,610
Provision for credit losses	248	208	361	325	268	70	62	49	1,142	449
Noninterest expense	2,574	2,646	2,557	2,580	2,533	1,580	1,557	1,562	10,357	7,232

Income before income tax expense	1,698	1,722	1,604	1,427	1,720	1,195	1,114	900	6,451	4,929

Net income	$1,027	$1,043	$970	$863	$1,040	$723	$674	$545	$3,903	$2,982

Overhead ratio	57%	58%	57%	60%	56%	56%	57%	62%	58%	57%
Overhead ratio excluding core deposit intangibles (a)	55	56	55	58	54	52	53	58	56	54

BUSINESS METRICS (in billions)
Business banking origination volume	$0.7	$0.5	$0.6	$0.5	$0.8	$1.2	$1.7	$1.8	$2.3	$5.5
End-of-period loans owned	17.0	17.4	17.8	18.2	18.4	18.6	16.5	15.9	17.0	18.4
End-of-period deposits:
Checking	$121.9	$115.5	$114.1	$113.9	$109.2	$106.7	$69.1	$69.0	$121.9	$109.2
Savings	153.4	151.6	150.4	152.4	144.0	146.4	105.8	105.4	153.4	144.0
Time and other	58.0	66.6	78.9	86.5	89.1	85.8	37.0	44.6	58.0	89.1

Total end-of-period deposits	333.3	333.7	343.4	352.8	342.3	338.9	211.9	219.0	333.3	342.3
Average loans owned	$17.2	$17.7	$18.0	$18.4	$18.2	$16.6	$16.2	$15.8	$17.8	$16.7
Average deposits:
Checking	$116.4	$114.0	$114.2	$109.4	$105.8	$68.0	$68.4	$66.1	$113.5	$77.1
Savings	153.1	151.2	151.2	148.2	145.3	105.4	105.9	100.3	150.9	114.3
Time and other	60.3	74.4	82.7	88.2	88.7	36.7	39.6	47.7	76.4	53.2

Total average deposits	329.8	339.6	348.1	345.8	339.8	210.1	213.9	214.1	340.8	244.6
Deposit margin	3.06%	2.99%	2.92%	2.85%	2.94%	3.06%	2.88%	2.64%	2.96%	2.89%
Average assets	$28.2	$28.1	$29.1	$30.2	$28.7	$25.6	$25.7	$25.4	$28.9	$26.3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$248	$208	$211	$175	$168	$68	$61	$49	$842	$346
Net charge-off rate	5.72%	4.66%	4.70%	3.86%	3.67%	1.63%	1.51%	1.25%	4.73%	2.07%
Nonperforming assets	$839	$816	$686	$579	$424	$380	$337	$328	$839	$424

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$5,851	$6,243	$5,292	$4,398	$3,956	$4,389	$5,211	$4,084	$21,784	$17,640

Number of:
Branches	5,154	5,126	5,203	5,186	5,474	5,423	3,157	3,146	5,154	5,474
ATMs	15,406	15,038	14,144	14,159	14,568	14,389	9,310	9,237	15,406	14,568
Personal bankers	17,991	16,941	15,959	15,544	15,825	15,491	9,995	9,826	17,991	15,825
Sales specialists	5,912	5,530	5,485	5,454	5,661	5,899	4,116	4,133	5,912	5,661
Active online customers (in thousands)	15,424	13,852	13,930	12,882	11,710	11,682	7,180	6,454	15,424	11,710
Checking accounts (in thousands)	25,712	25,546	25,252	24,984	24,499	24,490	11,336	11,068	25,712	24,499

(a)	Retail Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $80 million, $83 million, $82 million, $83 million, $97 million, $99 million, $99 million and $99 million for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively, and $328 million and $394 million for full year 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
MORTGAGE BANKING & OTHER CONSUMER LENDING
Noninterest revenue	$801	$1,201	$1,134	$1,921	$2,221	$688	$927	$853	$5,057	$4,689
Net interest income	802	834	721	808	543	613	562	561	3,165	2,279

Total net revenue	1,603	2,035	1,855	2,729	2,764	1,301	1,489	1,414	8,222	6,968
Provision for credit losses	242	222	366	405	388	175	132	200	1,235	895
Noninterest expense	1,163	1,139	1,105	1,137	1,177	1,023	922	834	4,544	3,956

Income before income tax expense	198	674	384	1,187	1,199	103	435	380	2,443	2,117

Net income	$266	$412	$235	$730	$727	$61	$266	$232	$1,643	$1,286

Overhead ratio	73%	56%	60%	42%	43%	79%	62%	59%	55%	57%

BUSINESS METRICS (in billions)
End-of-period loans owned:
Auto loans	$46.0	$44.3	$42.9	$43.1	$42.6	$43.3	$44.9	$44.7	$46.0	$42.6
Mortgage (a)	11.9	10.1	8.9	8.8	6.5	4.8	4.5	3.9	11.9	6.5
Student loans and other	15.8	15.6	15.7	17.4	16.3	15.4	13.0	12.4	15.8	16.3

Total end-of-period loans owned	73.7	70.0	67.5	69.3	65.4	63.5	62.4	61.0	73.7	65.4
Average loans owned:
Auto loans	$45.3	$43.3	$43.1	$42.5	$42.9	$43.9	$44.9	$43.2	$43.6	$43.8
Mortgage (a)	10.6	8.9	8.4	7.4	5.3	4.4	4.0	3.6	8.8	4.3
Student loans and other	15.6	15.3	16.8	17.6	16.2	14.1	12.8	12.3	16.3	13.8

Total average loans owned (b)	71.5	67.5	68.3	67.5	64.4	62.4	61.7	59.1	68.7	61.9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Auto loans	$148	$159	$146	$174	$207	$124	$119	$118	$627	$568
Mortgage	—	7	2	5	2	2	1	—	14	5
Student loans and other	92	60	101	34	29	9	27	(1)	287	64

Total net charge-offs	240	226	249	213	238	135	147	117	928	637
Net charge-off rate:
Auto loans	1.30%	1.46%	1.36%	1.66%	1.92%	1.12%	1.07%	1.10%	1.44%	1.30%
Mortgage	—	0.32	0.10	0.29	0.16	0.20	0.11	—	0.17	0.13
Student loans and other	2.59	1.66	2.79	0.92	0.79	0.28	1.12	NM	1.98	0.57
Total net charge-off rate (b)	1.36	1.35	1.52	1.34	1.51	0.88	1.02	0.86	1.40	1.08

30+ day delinquency rate (c) (d)	1.75	1.76	1.80	1.56	1.91	1.65	1.73	1.53	1.75	1.91
Nonperforming assets (e)	$912	$872	$783	$830	$866	$821	$617	$477	$912	$866

(a)	Predominantly represents loans repurchased from Government National Mortgage Association (“GNMA”) pools, which are insured by U.S. government agencies.

(b)	Total average loans owned includes loans held-for-sale of $1.7 billion, $1.3 billion, $2.8 billion, $3.1 billion, $1.8 billion, $1.5 billion, $3.6 billion and $4.4 billion for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively, and $2.2 and $2.8 billion for full year 2009 and 2008, respectively. These amounts are excluded when calculating the net charge-off rate.

(c)	Excludes mortgage loans that are insured by U.S. government agencies of $9.7 billion, $7.7 billion, $5.1 billion, $4.9 billion, $3.5 billion, $2.2 billion, $1.8 billion and $1.7 billion at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Excludes loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $942 million, $903 million, $854 million, $770 million, $824 million, $787 million, $735 million and $734 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $9.0 billion, $7.0 billion, $4.2 billion, $4.2 billion, $3.0 billion, $1.4 billion, $1.4 billion and $1.3 billion at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively; (2) real estate owned insured by U.S. government agencies of $579 million, $579 million, $508 million, $433 million, $364 million, $370 million, $490 million and $478 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $542 million, $511 million, $473 million, $433 million, $437 million, $405 million, $394 million and $418 million at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
MORTGAGE BANKING & OTHER CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$12.3	$13.3	$14.7	$13.6	$7.6	$8.4	$12.5	$12.6	$53.9	$41.1
Wholesale (a)	3.4	3.4	2.4	2.6	3.8	5.9	9.1	10.6	11.8	29.4
Correspondent	17.2	18.4	20.2	17.0	13.3	13.2	17.0	12.0	72.8	55.5
CNT (negotiated transactions)	1.9	2.0	3.8	4.5	3.4	10.2	17.5	11.9	12.2	43.0

Total mortgage origination volume	34.8	37.1	41.1	37.7	28.1	37.7	56.1	47.1	150.7	169.0

Student loans	0.6	1.5	0.4	1.7	1.0	2.6	1.3	2.0	4.2	6.9
Auto	5.9	6.9	5.3	5.6	2.8	3.8	5.6	7.2	23.7	19.4

Application volume:
Mortgage application volume by channel
Retail	$17.4	$17.8	$23.0	$32.7	$24.2	$17.1	$20.8	$27.0	$90.9	$89.1
Wholesale (a)	3.7	4.7	4.3	3.7	8.8	11.7	15.9	26.6	16.4	63.0
Correspondent	22.3	23.0	26.7	27.3	21.2	18.2	19.7	23.4	99.3	82.5

Total mortgage application volume	43.4	45.5	54.0	63.7	54.2	47.0	56.4	77.0	206.6	234.6

Average mortgage loans held-for-sale & loans at fair value (b)	16.2	18.0	16.7	14.0	12.2	14.9	17.4	13.8	16.2	14.6
Average assets	119.5	115.2	111.6	113.4	108.7	97.3	97.6	91.5	115.0	98.8
Third-party mortgage loans serviced (ending)	1,082.1	1,098.9	1,117.5	1,148.8	1,172.6	1,114.8	659.1	627.1	1,082.1	1,172.6
Third-party mortgage loans serviced (average)	1,088.8	1,104.4	1,128.1	1,155.0	1,169.0	669.7	640.3	620.5	1,119.1	774.9
MSR net carrying value (ending)	15.5	13.6	14.6	10.6	9.3	16.4	10.9	8.4	15.5	9.3
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.43%	1.24%	1.31%	0.92%	0.79%	1.47%	1.65%	1.34%	1.43%	0.79%

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$(192)	$(70)	$284	$481	$62	$66	$394	$376	$503	$898

Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,221	1,220	1,279	1,222	1,366	654	645	593	4,942	3,258
Other changes in MSR asset fair value	(657)	(712)	(837)	(1,073)	(843)	(390)	(394)	(425)	(3,279)	(2,052)

Total operating revenue	564	508	442	149	523	264	251	168	1,663	1,206
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	1,762	(1,099)	3,831	1,310	(6,950)	(786)	1,519	(632)	5,804	(6,849)
Derivative valuation adjustments and other	(1,653)	1,534	(3,750)	(307)	8,327	894	(1,468)	613	(4,176)	8,366

Total risk management	109	435	81	1,003	1,377	108	51	(19)	1,628	1,517

Total net mortgage servicing revenue	673	943	523	1,152	1,900	372	302	149	3,291	2,723

Mortgage fees and related income	481	873	807	1,633	1,962	438	696	525	3,794	3,621

Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.44%	0.44%	0.45%	0.43%	0.46%	0.39%	0.41%	0.38%	0.44%	0.42%
MSR revenue multiple (c)	3.25x	2.82x	2.91x	2.14x	1.72x	3.77x	4.02x	3.53x	3.25x	1.88x

(a)	Includes rural housing loans sourced through brokers and underwritten under U.S. Department of Agriculture guidelines.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $16.0 billion, $17.7 billion, $16.2 billion, $13.4 billion, $12.0 billion, $14.5 billion, $16.9 billion and $13.4 billion for the quarters ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively, and $15.8 billion and $14.2 billion for full year 2009 and 2008, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
REAL ESTATE PORTFOLIOS
Noninterest revenue	$(6)	$19	$3	$(42)	$(81)	$(45)	$(29)	$(130)	$(26)	$(285)
Net interest income	1,552	1,588	1,590	1,816	1,480	862	917	968	6,546	4,227

Total net revenue	1,546	1,607	1,593	1,774	1,399	817	888	838	6,520	3,942
Provision for credit losses	3,739	3,558	3,119	3,147	2,920	1,811	1,391	2,439	13,563	8,561
Noninterest expense	565	411	417	454	336	176	201	176	1,847	889

Income/(loss) before income tax expense/(benefit)	(2,758)	(2,362)	(1,943)	(1,827)	(1,857)	(1,170)	(704)	(1,777)	(8,890)	(5,508)

Net income/(loss)	$(1,692)	$(1,448)	$(1,190)	$(1,119)	$(1,143)	$(720)	$(437)	$(1,088)	$(5,449)	$(3,388)

Overhead ratio	37%	26%	26%	26%	24%	22%	23%	21%	28%	23%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$101.4	$104.8	$108.2	$111.7	$114.3	$116.8	$95.1	$95.0	$101.4	$114.3
Prime mortgage	47.5	50.0	53.2	56.6	58.7	58.2	35.6	34.3	47.5	58.7
Subprime mortgage	12.5	13.3	13.8	14.6	15.3	18.1	14.8	15.8	12.5	15.3
Option ARMs	8.5	8.9	9.0	9.0	9.0	19.0	—	—	8.5	9.0
Other	0.7	0.7	0.9	0.9	0.9	0.9	0.9	1.0	0.7	0.9

Total end-of-period loans	170.6	177.7	185.1	192.8	198.2	213.0	146.4	146.1	170.6	198.2
Average loans owned:
Home equity	$103.3	$106.6	$110.1	$113.4	$114.6	$94.8	$95.1	$95.0	$108.3	$99.9
Prime mortgage	48.8	51.7	54.9	58.0	59.7	35.3	35.3	32.4	53.4	40.7
Subprime mortgage	12.8	13.6	14.3	14.9	15.7	14.2	15.5	15.7	13.9	15.3
Option ARMs	8.7	8.9	9.1	8.8	9.0	—	—	—	8.9	2.3
Other	0.7	0.8	0.9	0.9	0.9	0.9	0.9	1.0	0.8	0.9

Total average loans	174.3	181.6	189.3	196.0	199.9	145.2	146.8	144.1	185.3	159.1
PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$26.5	$27.1	$27.7	$28.4	$28.6	$26.5	$—	$—	$26.5	$28.6
Prime mortgage	19.7	20.2	20.8	21.4	21.8	24.7	—	—	19.7	21.8
Subprime mortgage	6.0	6.1	6.4	6.6	6.8	3.9	—	—	6.0	6.8
Option ARMs	29.0	29.8	30.5	31.2	31.6	22.6	—	—	29.0	31.6

Total end-of-period loans	81.2	83.2	85.4	87.6	88.8	77.7	—	—	81.2	88.8
Average loans owned:
Home equity	$26.7	$27.4	$28.0	$28.4	$28.2	$—	$—	$—	$27.6	$7.1
Prime mortgage	20.0	20.5	21.0	21.6	21.9	—	—	—	20.8	5.4
Subprime mortgage	6.1	6.2	6.5	6.7	6.8	—	—	—	6.3	1.7
Option ARMs	29.3	30.2	31.0	31.4	31.6	—	—	—	30.5	8.0

Total average loans	82.1	84.3	86.5	88.1	88.5	—	—	—	85.2	22.2
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	$127.9	$131.9	$135.9	$140.1	$142.9	$143.3	$95.1	$95.0	$127.9	$142.9
Prime mortgage	67.2	70.2	74.0	78.0	80.5	82.9	35.6	34.3	67.2	80.5
Subprime mortgage	18.5	19.4	20.2	21.2	22.1	22.0	14.8	15.8	18.5	22.1
Option ARMs	37.5	38.7	39.5	40.2	40.6	41.6	—	—	37.5	40.6
Other	0.7	0.7	0.9	0.9	0.9	0.9	0.9	1.0	0.7	0.9

Total end-of-period loans	251.8	260.9	270.5	280.4	287.0	290.7	146.4	146.1	251.8	287.0
Average loans owned:
Home equity	$130.0	$134.0	$138.1	$141.8	$142.8	$94.8	$95.1	$95.0	$135.9	$107.0
Prime mortgage	68.8	72.2	75.9	79.6	81.6	35.3	35.3	32.4	74.2	46.1
Subprime mortgage	18.9	19.8	20.8	21.6	22.5	14.2	15.5	15.7	20.2	17.0
Option ARMs	38.0	39.1	40.1	40.2	40.6	—	—	—	39.4	10.3
Other	0.7	0.8	0.9	0.9	0.9	0.9	0.9	1.0	0.8	0.9

Total average loans owned	256.4	265.9	275.8	284.1	288.4	145.2	146.8	144.1	270.5	181.3
Average assets	247.3	258.3	269.5	279.9	286.3	142.5	144.5	143.1	263.6	179.3
Home equity origination volume	0.4	0.5	0.6	0.9	1.7	2.6	5.3	6.7	2.4	16.3

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR
	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08	2009	2008
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans: (a)
Home equity	$1,177	$1,142	$1,265	$1,098	$770	$663	$511	$447	$4,682	$2,391
Prime mortgage	568	518	479	307	193	175	103	50	1,872	521
Subprime mortgage	452	422	410	364	319	273	192	149	1,648	933
Option ARMs	29	15	15	4	—	—	—	—	63	—
Other	24	19	20	15	13	12	11	13	78	49

Total net charge-offs	2,250	2,116	2,189	1,788	1,295	1,123	817	659	8,343	3,894
Net charge-off rate excluding purchased credit-impaired loans: (a)
Home equity	4.52%	4.25%	4.61%	3.93%	2.67%	2.78%	2.16%	1.89%	4.32%	2.39%
Prime mortgage	4.62	3.98	3.50	2.15	1.29	1.97	1.17	0.62	3.51	1.28
Subprime mortgage	14.01	12.31	11.50	9.91	8.08	7.65	4.98	3.82	11.86	6.10
Option ARMs	1.32	0.67	0.66	0.18	—	—	—	—	0.71	—
Other	13.60	9.42	8.91	6.76	5.75	5.30	4.92	5.23	9.75	5.44
Total net charge-off rate excluding purchased credit-impaired loans	5.12	4.62	4.64	3.70	2.58	3.08	2.24	1.84	4.50	2.45
Net charge-off rate — reported:
Home equity	3.59	3.38	3.67	3.14	2.15	2.78	2.16	1.89	3.45	2.23
Prime mortgage	3.28	2.85	2.53	1.56	0.94	1.97	1.17	0.62	2.52	1.13
Subprime mortgage	9.49	8.46	7.91	6.83	5.64	7.65	4.98	3.82	8.16	5.49
Option ARMs	0.30	0.15	0.15	0.04	—	—	—	—	0.16	—
Other	13.60	9.42	8.91	6.76	5.75	5.30	4.92	5.23	9.75	5.44
Total net charge-off rate — reported	3.48	3.16	3.18	2.55	1.79	3.08	2.24	1.84	3.08	2.15

30+ day delinquency rate excluding purchased credit-impaired loans (b)	7.73	7.46	6.46	5.87	4.97	3.61	4.58	3.94	7.73	4.97
Allowance for loan losses	$12,752	$11,261	$9,821	$8,870	$7,510	$4,941	$4,252	$3,676	$12,752	$7,510
Nonperforming assets (c)	10,347	10,196	9,085	8,437	7,787	6,884	4,379	3,554	10,347	7,787
Allowance for loan losses to ending loans retained	5.06%	4.32%	3.63%	3.16%	2.62%	1.70%	2.90%	2.52%	5.06%	2.62%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	6.55	5.72	5.31	4.60	3.79	2.32	2.90	2.52	6.55	3.79

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.6 billion and $1.1 billion was recorded for these loans at December 31, 2009 and September 30, 2009, respectively, which has also been excluded from applicable ratios. No allowance for loan losses was recorded as of June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008. To date, no charge-offs have been recorded for these loans.

(b)	The delinquency rate for purchased credit-impaired loans was 27.79%, 25.56%, 23.37%, 21.36%, 17.89% and 13.21% at December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, respectively. There were no purchased credit-impaired loans at June 30, 2008 and March 31, 2008.

(c)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.